EXHIBIT 99.1

Harsco Reports 2005 Cash Flows From Operations; Issues Financial Statements in Support of Previously-Announced Fourth Quarter and Full Year 2005 Results

HARRISBURG, Pa., Feb. 8, 2006 (PRIMEZONE) -- Worldwide industrial services and products company Harsco Corporation (NYSE:HSC) today reported its cash flow from operations results for 2005, and issued its balance sheet and cash flow statement for the fourth quarter and full year 2005.

In its January 31, 2006 earnings release, the Company had noted that its Consolidated Balance Sheets and Consolidated Statements of Cash Flows for the fourth quarter and full-year 2005 were still being finalized to reflect the inclusion of the Company's fourth quarter acquisitions. Those statements are now complete and attached hereto along with the Consolidated Statements of Income and Review of Operations by Segment as previously issued. This full set of Statements is also being posted to the Company's website.

The Company said its 2005 cash flows from operations climbed 17 percent to $315 million, reflecting its strategic initiatives for continued growth and improved performance and capping a year of strong operating results in sales, income and diluted EPS. For 2006, the Company has set a cash flow target of $400 million, a 27 percent increase over the 2005 level.

Forward-Looking Statements

The nature of the Company's business and the many countries in which it operates subject it to changing economic, competitive, regulatory, and technological conditions, risks, and uncertainties. In accordance with the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company provides the following cautionary remarks regarding important factors which, among others, could cause future results to differ materially from the forward-looking statements, expectations and assumptions expressed or implied herein. Forward-looking statements include information about management's confidence and strategies for performance; expectations for new and existing products, technologies, and opportunities; and expectations regarding growth, sales, cash flows, earnings, and EVA. These statements are identified by the use of such terms as "may," "could," "expect," "anticipate," "intend," "believe," or other comparable terms.

Risk factors and uncertainties which could affect results include, but are not limited to: (1) changes in the worldwide business environment in which the Company operates, including general economic conditions; (2) changes in currency exchange rates, interest rates, and capital costs; (3) changes in the performance of stock and bond markets, particularly in the United States and United Kingdom; (4) changes in governmental laws and regulations, including taxes and import tariffs; (5) market and competitive changes, including pricing pressures, market demand, and acceptance for new products, services, and technologies; (6) unforeseen business disruptions in one or more of the over 40 countries in which the Company operates due to political instability, civil disobedience, armed hostilities or other calamities; and (7) other risk factors listed from time to time in the Company's SEC reports. The Company cautions that these factors may not be exhaustive and that many of these factors are beyond the Company's ability to control or predict. Accordingly, forward-looking statements should not be relied upon as a prediction of actual results. The Company undertakes no duty to update forward-looking statements.

About Harsco

Harsco Corporation is a diversified, worldwide industrial services and products company with four market-leading business groups that provide mill services, access services, engineered products and services, and gas containment and control technologies to customers around the globe. The Company employs approximately 21,000 people in over 45 countries of operation. Additional information can be found at www.harsco.com.

The Harsco Corporation logo is available at: http://www.primezone.com/newsroom/prs/?pkgid=361

 Harsco Corporation
 CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

 (In thousands,        Three Months Ended         Twelve Months Ended
  except per              December 31                December 31
  share amounts)        2005         2004         2005         2004
 ---------------------------------------------------------------------
 Revenues from continuing operations:

  Service sales      $  487,996   $  477,596  $1,928,539    $1,764,159
  Product sales         244,537      233,325     837,671       737,900
 ---------------------------------------------------------------------
   Total
    revenues            732,533      710,921   2,766,210     2,502,059
 ---------------------------------------------------------------------

 Costs and expenses from
  continuing operations:

  Cost of
   services sold        355,247      356,236   1,425,222     1,313,075
  Cost of
   products sold        191,544      192,537     674,177       603,309
  Selling,
   general and
   administrative
   expenses             105,848      100,332     393,187       368,385
  Research and
   development
   expenses                 685          608       2,676         2,579
  Other expenses          1,654          382       2,000         4,862
 ---------------------------------------------------------------------
   Total costs
    and expenses        654,978      650,095   2,497,262     2,292,210
 ---------------------------------------------------------------------

   Operating income
    from continuing
    operations           77,555       60,826     268,948       209,849

 Equity in
  income/(loss)
  of unconsolidated
  entities, net             (18)         (81)         74           128
 Interest income          1,141          663       3,165         2,319
 Interest expense       (11,134)     (10,645)    (41,918)      (41,057)
 ---------------------------------------------------------------------

  Income from continuing
   operations before
   income taxes
   and minority
   interest              67,544        50,763     230,269       171,239

 Income tax expense     (13,392)      (13,418)    (64,771)      (49,034)
 ---------------------------------------------------------------------
  Income from
   continuing
   operations
   before minority
   interest              54,152       37,345     165,498       122,205

 Minority interest
   in net income         (2,290)      (2,316)     (8,748)       (8,665)
 ---------------------------------------------------------------------
  Income from
  continuing
  operations             51,862       35,029     156,750       113,540
 ---------------------------------------------------------------------

  Discontinued operations:
  Income/(loss) from operations
   of discontinued
   business                  23         (183)       (430)         (801)
  Gain on disposal
   of discontinued
   business                  --           23         261          (102)
  Income/(loss) related
   to discontinued
   defense
   business                  (6)          96          20        12,849
  Income tax
   benefit
   (expense)                 (6)          23          56        (4,275)
                     ----------   ----------  ----------    ----------
 Income/(loss)
  from discontinued
  operations                 11          (41)        (93)        7,671
 ---------------------------------------------------------------------
  Net Income         $   51,873   $   34,988  $  156,657    $  121,211
 =====================================================================

 Average shares
  of common stock
  outstanding            41,756       41,331      41,642        41,129

 Basic earnings per common share:

  Continuing
   operations        $     1.24   $     0.85  $     3.76      $   2.76
  Discontinued
   operations                --           --          --          0.19
 ---------------------------------------------------------------------
 Basic earnings
  per common share   $     1.24   $     0.85  $     3.76      $   2.95
 =====================================================================

 Diluted average
  shares of common
  stock outstanding      42,184       41,814      42,080        41,598

 Diluted earnings per
  common share:

  Continuing
   operations        $     1.23   $      0.84 $     3.73      $   2.73
  Discontinued
   operations                --           --          --          0.18
                     ----------   ----------  ----------    ----------
 Diluted earnings
  per common share   $     1.23   $     0.84  $     3.72(a)   $   2.91
 =====================================================================

 (a) Does not total due to rounding.

 Harsco Corporation
 CONSOLIDATED BALANCE SHEETS (Unaudited)

                                         December 31       December 31
 (In thousands)                              2005             2004 (a)
 ---------------------------------------------------------------------
 ASSETS
 Current assets:

  Cash and cash equivalents            $   120,929        $    94,093
  Accounts receivable, net                 666,252            555,191
  Inventories                              251,080            217,026
  Other current assets                      60,436             58,614
  Assets held for sale                       2,326                932
 ---------------------------------------------------------------------
   Total current assets                  1,101,023            925,856
 ---------------------------------------------------------------------
 Property, plant and
  equipment, net                         1,139,808            932,298
 Goodwill, net                             542,501            433,125
 Other assets                              184,075             98,477
 ---------------------------------------------------------------------
   Total assets                        $ 2,967,407        $ 2,389,756
 ====================================================================

 LIABILITIES
 Current liabilities:

  Short-term borrowings                $    97,963        $    16,145
  Current maturities of
   long-term debt                            6,066             14,917
  Accounts payable                         247,179            220,322
  Accrued compensation                      75,742             63,776
  Income taxes                              42,284             40,227
  Dividends payable                         13,580             12,429
  Insurance liabilities                     47,244             23,470
  Other current liabilities                218,345            187,111
  Liabilities associated
   with assets held for sale                    --                691
 ---------------------------------------------------------------------
   Total current liabilities               748,403            579,088
 ---------------------------------------------------------------------
 Long-term debt                            905,859            594,747
 Deferred income taxes                     114,938             95,702
 Insurance liabilities                      55,049             53,960
 Retirement plan liabilities                98,946             97,586
 Other liabilities                          50,318             54,483
 ---------------------------------------------------------------------
   Total liabilities                     1,973,513          1,475,566
 ---------------------------------------------------------------------

 STOCKHOLDERS' EQUITY
 Common stock                               85,322             84,889
 Additional paid-in capital                154,017            139,532
 Accumulated other
  comprehensive expense                   (167,318)          (127,491)
 Retained earnings                       1,526,216          1,420,637
 Treasury stock                           (603,225)          (603,377)
 Unearned stock-based
  compensation                              (1,118)                --
 ---------------------------------------------------------------------
   Total stockholders'
    equity                                 993,894            914,190
 ---------------------------------------------------------------------
   Total liabilities and
    stockholders' equity               $ 2,967,407        $ 2,389,756
 ====================================================================

  (a) Reclassified for comparative purposes.

 Harsco Corporation
 CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

                           Three Months Ended      Twelve Months Ended
                             December 31              December 31
  (In thousands)           2005        2004(a)      2005       2004(a)
----------------------------------------------------------------------

 Cash flows from operating activities:

 Net income             $  51,873    $  34,988   $ 156,657   $ 121,211
 Adjustments to
  reconcile net income
  to net cash provided
  (used) by operating
  activities:
   Depreciation            49,832       48,466     195,139     181,914
   Amortization             1,031          598       2,926       2,457
   Equity in income
    of unconsolidated
    entities, net              18           81         (74)       (128)
   Dividends or
    distributions from
    unconsolidated
    entities                  110           44         170         589
   Other, net               3,864        3,043       8,134      (2,781)
   Changes in assets
    and liabilities,
    net of acquisitions
    and dispositions
    of businesses:
     Accounts receivable   (7,003)     (14,388)    (64,580)    (81,403)
     Inventories           17,152       31,801     (25,908)    (22,278)
     Accounts payable       8,133        5,600      10,787      22,310
     Accrued interest
      payable             (17,163)     (18,409)      1,222        (656)
     Accrued
      compensation          6,457        6,666       6,941      14,515
     Net receipts
      (disbursements)
      related to
      discontinued
      defense  business        (9)      12,500        (141)     12,280
     Other assets and
      liabilities         (31,595)      (6,351)     24,006      22,435
 ---------------------------------------------------------------------

   Net cash provided
    by operating
    activities             82,700      104,639     315,279     270,465
 ---------------------------------------------------------------------

 Cash flows from
 investing activities:

  Purchases of
   property, plant
   and equipment          (80,992)     (50,351)   (290,239)   (204,235)
  Purchase of
   businesses,
   net of cash
   acquired              (387,482)      (7,099)   (394,493)    (12,264)
  Proceeds from
   sales of assets         22,189        3,333      39,543       6,897
  Other investing
   activities                   4           --           4          --
 ---------------------------------------------------------------------

   Net cash used
    by investing
    activities           (446,281)     (54,117)   (645,185)   (209,602)
 ---------------------------------------------------------------------

 Cash flows from financing activities:

 Short-term borrowings, net
  (including reclassifications
  to/from long-term
  debt)                    74,468       (7,474)     73,530      (5,863)

 Current maturities and
  long-term debt:
   Additions              424,446       45,203     571,928     198,032
   Reductions (including
    reclassifications
    to short-term        (109,054)     (93,142)   (230,010)   (214,551)
    borrowings)
  Cash dividends
   paid on common
   stock                  (12,522)     (11,339)    (49,928)    (45,170)
  Common stock
   issued-options             761        6,305       9,097      16,656
  Other financing
   activities              (1,760)        (836)     (5,292)     (5,616)
 ---------------------------------------------------------------------

   Net cash provided
    (used) by financing
    activities            376,339      (61,283)    369,325     (56,512)
 ---------------------------------------------------------------------

 Effect of exchange rate
  changes on cash          (5,060)      11,395     (12,583)      9,532
 ---------------------------------------------------------------------

 Net increase in cash
  and cash equivalents      7,698          634      26,836      13,883

 Cash and cash equivalents
  at beginning of
  period                  113,231       93,459      94,093      80,210
 ---------------------------------------------------------------------

 Cash and cash
  equivalents at end
  of period             $ 120,929    $  94,093   $ 120,929   $  94,093
======================================================================

 (a) Reclassified for comparative purposes.

 Harsco Corporation
 REVIEW OF OPERATIONS BY SEGMENT (Unaudited)
 (In thousands)

                             Three Months Ended     Three Months Ended
                              December 31, 2005      December 31, 2004

                                        Operating            Operating
                              Sales      Income                Income
                                         (loss)      Sales     (loss)
  --------------------------------------------------------------------

 Mill Services Segment    $  265,576  $  26,091  $  273,964  $  30,434

 Access Services Segment     203,223     23,256     189,218     13,297

 Gas Technologies Segment    100,023      7,016      94,122      3,594

 Engineered Products and
  Services ("all other")
  Category                   163,711     21,517     153,617     14,021

 General Corporate                --       (325)         --       (520)
 ---------------------------------------------------------------------

 Consolidated Totals      $  732,533  $  77,555  $  710,921  $  60,826
 =====================================================================

                            Twelve Months Ended    Twelve Months Ended
                             December 31, 2005      December 31, 2004

                                       Operating             Operating
                             Sales       Income                Income
                                         (loss)     Sales      (loss)
 ---------------------------------------------------------------------
 Mill Services Segment    $1,060,354  $ 109,591  $  997,410  $ 105,490

 Access Services Segment     788,750     74,742     706,490     44,464

 Gas Technologies Segment    370,201     17,912     339,086     14,393

 Engineered Products and
  Services ("all other")
  Category                   546,905     69,699     459,073     47,029

 General Corporate                --     (2,996)         --     (1,527)
 ---------------------------------------------------------------------

 Consolidated Totals      $2,766,210  $ 268,948  $2,502,059  $ 209,849
 =====================================================================

CONTACT:  Harsco Corporation
          Media Contact
          Kenneth D. Julian
          (717) 730-3683
          kjulian@harsco.com

          Investor Contact
          Eugene M. Truett
          (717) 975-5677
          etruett@harsco.com
          www.harsco.com